                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                AIM GROWTH SERIES
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5) Total fee paid:

________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

________________________________________________________________________________

(2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3) Filing Party:

________________________________________________________________________________

(4) Date Filed:

________________________________________________________________________________

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                                   July 23, 2009

Dear Shareholder:

     AIM Growth Series (the "Trust") will hold a Special Meeting of Shareholders (the "Meeting") on August 27, 2009, in Houston, Texas. The purpose of the Meeting is to vote on an important proposal affecting the funds listed above (the "Funds"). This package contains important information about the proposal, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.

     The Board of Trustees of the Trust (the "Board") has carefully considered the proposal below, believes that it is in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal, including how it will benefit shareholders.

     The Board is requesting that you:

          1. Approve changing the Funds' sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

          2. Transact any other business, not currently contemplated, that may properly come before the Meeting, in the discretion of the proxies or their substitutes.

     The Board is recommending this change to provide the Funds with more investment flexibility and allow the Funds to implement desired changes to their investment objectives and strategies, as described in the enclosed proxy statement.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Sincerely,

/s/ Philip A. Taylor
Philip A. Taylor
President and Principal Executive Officer

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2009

     To the Shareholders of the funds listed above, each a series portfolio of AIM Growth Series (each, a "Fund" and collectively, the "Funds").

     The Board of Trustees of the Trust (the "Board") has carefully considered the proposal below, believes that it is in the best interests of the Funds and their shareholders, and unanimously recommends that you vote FOR the proposal. The enclosed proxy statement provides you with detailed information on the proposal, including how it will benefit shareholders.

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve changing the Funds' sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on August 27, 2009, at 10:00 a.m., Central Time.

     Shareholders of record of one or more of the Funds as of the close of business on July 16, 2009, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THE BOARD IS SOLICITING YOUR VOTE ON THE PROPOSAL SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                        /s/ John M. Zerr
                                        JOHN M. ZERR
                                        SECRETARY

July 23, 2009

                                AIM GROWTH SERIES
                            AIM INDEPENDENCE NOW FUND
                           AIM INDEPENDENCE 2010 FUND
                           AIM INDEPENDENCE 2020 FUND
                           AIM INDEPENDENCE 2030 FUND
                           AIM INDEPENDENCE 2040 FUND
                           AIM INDEPENDENCE 2050 FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 27, 2009
                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT?

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the funds listed above, (each a "Fund," and together, the "Funds"), each a series portfolio of AIM Growth Series (the "Trust") because the Board of Trustees of the Trust (the "Board") is soliciting your proxy to vote at the Special Meeting of Shareholders and at any adjournments or postponements of the Special Meeting. This Proxy Statement provides you information about the business to be conducted at the Special Meeting. You do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Trust intends to mail this Proxy Statement, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about July 23, 2009, to all shareholders entitled to vote. The proxy material will also be available on or about July 23, 2009 at http://www.invescoaim.com. Shareholders of record of any class of a Fund as of the close of business on July 16, 2009 (the "Record Date"), are entitled to vote their respective shares at the Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements. If you have not received such report(s) or would like to receive an additional copy, please contact Invesco Aim Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 959-4246. We will furnish such report(s) free of charge.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046 on August 27, 2009, at 10:00 a.m., Central Time.

WHAT IS THE PROPOSAL TO BE VOTED ON AT THE SPECIAL MEETING?

     Shareholders of each Fund are being asked to approve changing the Fund's sub-classification from "diversified" to "non-diversified" and eliminating a related fundamental investment restriction. The proposed change in sub-classification will enable each Fund to implement a change to its investment objective and strategies and its mix of underlying funds, which was approved by the Board at a meeting held on June 17, 2009.

     Each of the Funds currently invests their assets in multiple AIM Funds and exchange-traded funds advised by Invesco PowerShares Capital Management LLC ("PowerShares"), an affiliate of Invesco Aim. The Board approved changing the Funds' underlying funds from multiple AIM Funds and PowerShares exchange-traded funds to a combination of AIM Balanced-Risk Allocation Fund ("ABRA") and cash instruments, including affiliated money market funds, or 100% ABRA. Because ABRA is sub-classified as a non-diversified fund, and the Funds will be investing a significant portion, or, in some cases, all of their assets in ABRA, the Board and Invesco Aim Advisors, Inc. ("Invesco Aim") believe that the Funds should also be sub-classified as non-diversified. While the changes to the Funds' investment objectives and strategies and the mix of underlying funds in which the Funds invest do not, in and of themselves, require shareholder approval, changes to the Funds' sub-classification status resulting from these changes do require shareholder approval.

     Shareholders may also transact any other business currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

WHAT OTHER CHANGES WILL BE MADE TO THE FUNDS IF SHAREHOLDERS APPROVE CHANGING THE FUNDS' SUB-CLASSIFICATION TO NON-DIVERSIFIED?

     If shareholders approve changing the Funds from diversified to non-diversified funds, then the following additional changes will be made to the Funds. These changes do not require shareholder approval.

  NAME CHANGE

     CURRENT FUND NAME                   NEW FUND NAME
--------------------------  --------------------------------------
 AIM Independence Now Fund  AIM Balanced-Risk Retirement Now Fund
AIM Independence 2010 Fund  AIM Balanced-Risk Retirement 2010 Fund
AIM Independence 2020 Fund  AIM Balanced-Risk Retirement 2020 Fund
AIM Independence 2030 Fund  AIM Balanced-Risk Retirement 2030 Fund
AIM Independence 2040 Fund  AIM Balanced-Risk Retirement 2040 Fund
AIM Independence 2050 Fund  AIM Balanced-Risk Retirement 2050 Fund


  INVESTMENT OBJECTIVES


                                               CURRENT OBJECTIVE                  NEW OBJECTIVE
                                        ------------------------------   ------------------------------
AIM Balanced-Risk Retirement Now Fund   Current income and, as a         Provide real return and, as a
                                        secondary objective, capital     secondary objective, capital
                                        appreciation.                    preservation.

AIM Balanced-Risk Retirement 2010 Fund  Provide capital appreciation     Provide total return with a
AIM Balanced-Risk Retirement 2020 Fund  and current income, consistent   low to moderate correlation to
AIM Balanced-Risk Retirement 2030 Fund  with the fund's current asset    traditional financial market
AIM Balanced-Risk Retirement 2040 Fund  allocation strategy.             indices and, as a secondary
AIM Balanced-Risk Retirement 2050 Fund                                   objective, capital
                                                                         preservation.

  INVESTMENT STRATEGIES


                                              CURRENT STRATEGIES                 NEW STRATEGIES
                                        ------------------------------   ------------------------------
All Funds                               Each fund is a "fund of funds"   Each fund is a "fund of funds"
                                        and invests its assets in        and invests its assets in
                                        underlying funds rather than     underlying funds rather than
                                        directly in individual           directly in individual
                                        securities. The underlying       securities. The underlying
                                        funds in which the funds         funds in which the funds
                                        invest are mutual funds          invest are AIM Balanced-Risk
                                        advised by Invesco Aim           Allocation Fund, Liquid Assets
                                        Advisors, Inc. and ETFs          Portfolio and Premier
                                        advised by Invesco PowerShares   Portfolio. Each fund will
                                        Capital Management, Inc.         receive exposure to equity,
                                                                         commodity, and fixed income
                                                                         markets through its investment
                                                                         in AIM Balanced-Risk
                                                                         Allocation Fund.

AIM Balanced-Risk Retirement Now Fund   The fund seeks to meet its       The fund seeks to meet its
                                        objective by building a          investment objective by
                                        portfolio of underlying funds.   building a portfolio of AIM
                                        The advisor allocates the        Balanced-Risk Allocation Fund
                                        fund's assets among the          and cash instruments. The sub-
                                        underlying funds according to    advisor allocates the fund's
                                        an asset allocation strategy     assets among AIM Balanced-Risk
                                        that is appropriate for          Allocation Fund and cash
                                        investors who have reached       instruments according to a
                                        their target retirement date.    strategy that the sub-advisor
                                                                         believes is appropriate for
                                                                         investors who have reached
                                                                         their target retirement date.

AIM Balanced-Risk Retirement 2010 Fund  The fund seeks to meet its       The fund seeks to meets its
AIM Balanced-Risk Retirement 2020 Fund  objective by building a          investment objective by
AIM Balanced-Risk Retirement 2030 Fund  portfolio of underlying funds.   building a portfolio of AIM
AIM Balanced-Risk Retirement 2040 Fund  The advisor allocates the        Balanced-Risk Allocation Fund
AIM Balanced-Risk Retirement 2050 Fund  fund's assets among the          and cash instruments. The sub-
                                        underlying funds according to    advisor allocates the fund's
                                        an asset allocation strategy     assets among AIM Balanced-Risk
                                        designed to maximize return      Allocation Fund and cash
                                        with an appropriate risk level   instruments according to a
                                        for investors whose target       strategy designed to provide
                                        retirement date is around the    exposure to equity, fixed
                                        year of the respective fund's    income and commodity markets
                                        date. This asset allocation      while seeking to provide
                                        strategy becomes increasingly    greater capital loss
                                        conservative over time until     protection during down markets
                                        approximately three years        with an appropriate risk level
                                        after the year of the            for investors whose target
                                        respective fund's date, when     retirement date is around the
                                        its assets allocation is         year of the respective fund's
                                        anticipated to be similar to     date. This asset allocation
                                        that of Independence Now.        strategy begins to become
                                                                         increasingly more conservative
                                                                         approximately 10 years from
                                                                         the fund's target retirement
                                                                         date until the year of the
                                                                         respective fund's date, when
                                                                         its asset allocation is
                                                                         anticipated to be similar to
                                                                         AIM Balanced-Risk Retirement
                                                                         Now Fund.


  RISKS

     Because each Fund is a fund of funds, each Fund is subject to the risks associated with the underlying funds in which it invests. If shareholders approve changing the Funds' sub-classification to diversified, the risks of an investment in the Funds and the underlying funds will be set forth below:

     Fund of Funds Risk -- Each fund pursues its investment objective by investing its assets in underlying funds rather than investing directly in stocks, bonds, cash or other investments. Each fund's investment performance depends on the investment performance of the underlying funds in which it invests. An investment in a fund, because it is a fund of funds, is subject to the risks associated with investments in the underlying funds in which the fund invests. Each fund will indirectly pay a proportional share of the asset-based fees of the underlying funds in which it invests.

     There is a risk that the advisor's evaluations and assumptions regarding a fund's broad asset classes or the underlying funds in which a fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying fund may be out of favor and under perform other segments (e.g. growth stocks).

     There is a risk that a fund will vary from the target weightings in the underlying funds due to factors such as market fluctuations. There can be no assurance that the underlying funds will achieve their investment objectives, and the performance of the underlying funds may be lower than the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the fund. If that were to occur, a fund might be forced to withdraw its investment from the underlying fund at a time that is unfavorable to the fund.

     The advisor has the ability to select and substitute the underlying funds in which the funds invest, and may be subject to potential conflicts of interest in selecting underlying funds because the advisor and an affiliate of the advisor, may receive higher fees from certain underlying funds than others. However, as a fiduciary to each fund, the advisor is required to act in the funds' best interest when selecting underlying funds.

     Market Risk -- The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies and governments whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations.

     Money Market Fund Risk -- A fund's investment in money market funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the funds. Each money market fund's yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

     Interest Rate Risk -- Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on specific characteristics of each bond. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

     Credit Risk -- Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

     U.S. Government Obligations Risk -- The funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury;
(ii) supported by the right of the issuer to borrow from the U.S. Treasury;
(iii) supported by the discretionary authority of the U.S. Government to purchase the issuer's obligation; or (iv) supported only by the credit of the issuer. The U.S. Government may choose not to provide financial support to the U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

     Municipal Securities Risk -- The value of, payment of interest and repayment of principal with respect to, and the ability of a fund to sell, a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the issuers in which the fund invests are located. Revenue bonds are generally not backed by the taxing power of the issuing municipality. To the extent that a municipal security in which a fund invests is not heavily followed by the investment community or such security issue is relatively small, the security may be difficult to value or sell at a fair price.

     Repurchase Agreement Risk -- The funds enter into repurchase agreements. If the seller of a repurchase agreement in which a fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

     Industry Focus Risk -- To the extent that a fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the fund's performance will depend to a greater extent on the overall condition of those industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the banking and financial services industry can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

     Foreign Securities Risk -- The dollar value of a fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The value of a fund's foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

     Developing Markets Securities Risk -- The factors described above for "Foreign Securities Risk" may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries (i.e., those that are in the initial stages of their industrial cycle) have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

     Commodity Risk -- The funds or the Subsidiary (defined below) may invest in commodity-linked derivative instruments, ETNs and exchange traded funds that may subject it to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, ETNs and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A fund may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the fund may be more susceptible to risks associated with those sectors. Also, ETNs may subject a fund indirectly through the Subsidiary to leveraged market exposure for commodities. Leverage ETNs are subject to the same risk as other instruments that use leverage in any form. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

     Subsidiary Risk -- By investing in the Subsidiary, ABRA is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the funds and are subject to the same risks that apply to similar investments if held directly by the funds. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940 (the "1940 Act") and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. Accordingly, ABRA, as the sole investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of ABRA and/or the Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the funds.

     Derivatives Risk -- Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. Risks to which derivatives may be subject include market, interest rate, credit, leverage and management risks. They may also be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. A fund investing in a derivative could lose more than the cash amount invested. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the fund. In addition, the use of certain derivatives may cause the fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

     Leverage Risk -- Leverage exists when a fund purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options, and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. ABRA mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that ABRA is not able to close out a leveraged position because of market illiquidity, the fund's liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate portfolio positions when it may not be advantageous to do so. Leveraging may cause ABRA to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities. There can be no assurance that ABRA's leverage strategy will be successful.

     Counterparty Risk -- Individually negotiated, or over-the-counter, derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction of ABRA.

     Currency/Exchange Rate Risk -- ABRA may buy or sell currencies other than the U.S. Dollar and use derivatives involving foreign currencies in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

     Limited Number of Holdings Risk -- Because a large percentage of a fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investments in the fund.

     Management Risk -- There is no guarantee that the investment techniques and risk analyses used by the funds' portfolio managers will produce the desired results.

     Non-Diversification Risk -- Because they are non-diversified, the funds may invest in securities of fewer issuers than if they were diversified. Thus, the value of the funds' shares may vary more widely, and the funds may be subject to greater market and credit risk, than if the funds invested more broadly.

     The Board also approved changing the current management team of the Funds and the current benchmarks used for performance comparisons.

     Management may reevaluate whether to make the above changes if the change to any Fund's sub-classification is not approved.

AIM BALANCED-RISK ALLOCATION FUND ("ABRA" SUMMARY)

  OBJECTIVE AND STRATEGIES

     As the proposed primary underlying fund of the Funds, ABRA's investment objective is to provide total return with a low to moderate correlation to traditional financial market indices. ABRA's investment objective may be changed by its Board of Trustees without shareholder approval.

     ABRA seeks to achieve its investment objective by investing, under normal market conditions, in derivatives and other financially-linked instruments whose performance is expected to correspond to U.S. and international fixed income, equity and commodity markets. ABRA may invest in futures, swap agreements, including total return swaps, U.S. and foreign government debt securities and other securities and financially-linked instruments. ABRA will also invest in the Invesco Aim Cayman Commodity Fund I Ltd., its wholly-owned subsidiary organized under the laws of the Cayman Islands (the Subsidiary), to gain exposure to commodity markets. The Subsidiary, in turn, will invest in futures, exchange traded notes and other securities and financially-linked instruments. ABRA will maintain a significant percentage of its assets in cash and cash equivalent instruments including affiliated money market funds. Some of the cash holdings will serve as margin or collateral for ABRA's obligations under derivative transactions. ABRA's investments in certain derivatives may create significant leveraged exposure to certain equity, fixed income and commodity markets. Leverage occurs when the investments in derivatives create greater economic exposure than the amount invested. This means that ABRA could lose more than originally invested in the derivative.

     ABRA will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary is advised by the advisor and has a similar investment objective as ABRA. The Subsidiary, unlike ABRA, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes ("ETNs"), that may provide leveraged and non-leveraged exposure to commodity markets. The Subsidiary also may hold cash and invest in cash equivalent instruments, including affiliated money market funds, some of which may serve as margin or collateral for the Subsidiary's derivative positions. ABRA may invest up to 25% of its total assets in the Subsidiary. ABRA will be subject to the risks associated with any investments by the Subsidiary to the extent of the ABRA's investment in the Subsidiary.

     Relative to traditional balanced portfolios, ABRA will seek to provide greater capital loss protection during down markets. The portfolio's management team will seek to accomplish this through a three-step investment process.

     The first step involves asset selection. The management team begins the process by selecting representative assets to gain exposure to equity, fixed income and commodity markets from a universe of over fifty assets. The selection process first evaluates a particular asset's theoretical case for long-term excess returns relative to cash. The identified assets are then screened to meet minimum liquidity criteria. Finally, the team reviews the expected correlation among the assets and the expected risk for each asset to determine whether the selected assets are likely to improve the expected risk adjusted return of ABRA.

     The second step involves portfolio construction. Proprietary estimates for risk and correlation are used by the management team to create an optimized portfolio. The team re-estimates the risk contributed by each asset and re-optimizes the portfolio periodically or when new assets are introduced to ABRA.

     The final step involves active positioning. The management team actively adjusts portfolio positions to reflect the near-term market environment, while remaining consistent with the optimized long-term portfolio structure described in step two above. The management team balances these two competing ideas -- opportunity for excess return from active positioning and the need to maintain asset class exposure set forth in the optimized portfolio structure -- by setting controlled tactical ranges around the optimal long-term asset allocation. The tactical ranges differ for each asset based on the management team's estimates of such asset's volatility. The resulting asset allocation is then implemented by investing in derivatives, other financially-linked instruments, U.S. and foreign government debt securities, other securities, cash, and cash equivalent instruments, including affiliated money market funds. By using derivatives, ABRA is able to gain greater exposure to assets within each class than would be possible using cash instruments, and thus seeks to balance the amount of risk each asset class contributes to the portfolio.

     ABRA is non-diversified, which means that it may invest a greater percentage of its assets in any one issuer than may a diversified fund.

     ABRA's investments in the types of securities described in the prospectus vary from time to time, and at any time, ABRA may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of ABRA are applied at the time of purchase.

     ABRA and the Subsidiary employ a risk management strategy to help minimize loss of capital and reduce excessive volatility. Pursuant to this strategy, ABRA and the Subsidiary generally maintain a substantial amount of their assets in cash and cash equivalents. Cash and cash equivalents will be posted as required margin for futures contracts, as required segregation under Securities and Exchange Commission rules and to collateralize swap exposure. Additional cash or cash equivalents will be maintained to meet redemptions. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, ABRA or the Subsidiary may temporarily hold an even greater portion of its assets held in cash, cash equivalents (including affiliated money market funds) or high quality debt instruments than it holds under normal circumstances. As a result ABRA or the Subsidiary may not achieve its investment objective.

     The Subsidiary has a similar objective to ABRA's and generally employs a similar investment strategy but limits its investments to commodity derivatives, ETNs, cash and cash equivalent instruments, including affiliated money market funds.

     A more detailed description of the objectives, strategies and risks of ABRA is included in the ABRA prospectus, which can be obtained, free of charge, by calling (800) 959-4246, or on http://www.invescoaim.com.

HOW DO I VOTE IN PERSON?

     If you do attend the Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before the Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting or to vote at the Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of the Trust as follows and in accordance with management's recommendation on other matters:

     - FOR changing the Funds' sub-classification from "diversified" to "non-diversified" and eliminating a related fundamental investment restriction.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meeting.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

     - You may send in another proxy card at a later date, prior to the Shareholder Meeting.

     - If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

     - You may notify the Trust's Secretary in writing before the Special Meeting that you have revoked your proxy.

     - You may vote in person at the Special Meeting, as set forth above under the heading, "How Do I Vote in Person?"

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for the proposal for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Under rules applicable to broker-dealers, your broker will not be entitled to vote on the proposal unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. The proposal described in this proxy statement is considered non-routine and, therefore, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETING?

     If a quorum is not present at the Special Meeting for a Fund or a quorum is present but sufficient votes to approve the proposal are not received, then the person(s) presiding over the Special Meeting or the persons named as proxies may propose one or more adjournments of the Special Meeting of the Fund to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares represented in person or by proxy at the Special Meeting for the Fund. In connection with a proposed adjournment the persons named as proxies will vote those proxies that they are entitled to vote in accordance with management's recommendations or otherwise as they deem appropriate under the circumstances.

WHAT IS THE VOTE NECESSARY TO APPROVE THE PROPOSAL?

     Approval of the proposal requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present for purposes of establishing quorum but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the proposal because approval of the proposal requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

     The Trust has engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs for the Funds are currently estimated to be in the aggregate approximately $8,382. The Trust expects to solicit proxies principally by mail, but the Trust or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation. The Funds and Invesco Aim will each pay a portion of the cost of soliciting proxies.

WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

     Management is not aware of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

                                    PROPOSAL

        APPROVAL OF A CHANGE IN THE SUB-CLASSIFICATION UNDER THE 1940 ACT
         FROM DIVERSIFIED FUNDS TO NON-DIVERSIFIED FUNDS AND ELIMINATION
                 OF A RELATED FUNDAMENTAL INVESTMENT RESTRICTION

WHAT AM I BEING ASKED TO APPROVE?

     The Funds are currently sub-classified as "diversified" funds for purposes of Section 5(b)(1) of the 1940 Act. As diversified funds, each Fund is limited as to the amount it may invest in any single issuer. Specifically, for 75% of its total assets, a Fund currently may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. In addition, for 75% of its total assets, a Fund may not hold more than 10% of the outstanding voting securities of any one issuer. The restrictions in Section 5(b)(1) do not apply to investments in U.S. government securities, securities of other investment companies (for example, other funds), cash and cash items.

     ABRA, the new underlying investment holding for each of the Funds, is a non-diversified fund. Because ABRA is sub-classified as a non-diversified fund and the Funds will be investing a significant portion, or, in some cases, all of their assets in ABRA, the Board and Invesco Aim believe that the Funds should also be sub-classified as non-diversified. Section 13(a) (1) of the 1940 Act requires that shareholders of a fund approve a change to the fund's sub-classification from "diversified" to "non-diversified." Accordingly, the Board is requesting your approval to change the Funds' status from diversified to non-diversified.

     In addition, each Fund currently has a fundamental investment limitation on diversification (which may only be changed with shareholder approval), which provides that the Fund "may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer." If shareholders approve changing the Funds' sub-classification from diversified to non-diversified, this corresponding fundamental investment limitation will be eliminated.

     As a result, if the proposal is approved by shareholders, the Funds will no longer be subject to the diversification limitation required by Section 5(b)(1) of the 1940 Act and the Funds' current fundamental investment limitation on diversification. The Funds will, however, continue to be subject to Federal tax diversification restrictions (see below).

HOW WILL THE PROPOSED CHANGE TO THE FUNDS' SUB-CLASSIFICATION BENEFIT MY FUND?

     The Funds will remain structured as funds of funds. However, the Board has approved changing the mix of underlying funds in which the Funds will invest so that each Fund will invest a significant portion, or, in some cases, all of its assets in ABRA a non-diversified fund, at any given time, as opposed to the Funds' current investments in multiple underlying funds. The proposed change to the Funds' sub-classification will allow Invesco Aim to implement this change to the Funds mix of underlying funds as well as a related change to the Funds' investment objective and strategies as described herein. Invesco Aim is proposing that the Funds invest all or a significant portion of their assets in ABRA in order to, among other things, lower the Funds' exposure to equity risk as each Fund reaches its target retirement date. Through ABRA's balanced investment approach of providing exposure to equity, fixed income and commodities markets, ABRA seeks to provide greater capital loss protection than traditional balanced funds, which in turn, may better balance the risk of the Funds. A more detailed description of the objectives, strategies and risks of ABRA is included on pages 3-5 of this proxy statement and in the ABRA prospectus, which can be obtained, free of charge, by calling (800) 959-4246, or on http://www.invescoaim.com.

     Although the Funds would no longer be subject to the 1940 Act diversification restrictions if shareholders approve the proposal, the Funds will continue to be subject to Federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). For purposes of the IRC, the Funds operate as a series "regulated investment company." As such, the Funds must meet certain diversification requirements, including the requirement that, in general, at least 50% of the market value of the Funds' total assets at the close of each quarter of the Funds' taxable year must be invested in cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and securities of issuers (including foreign governments) with respect to which the Funds have invested no more than 5% of its total assets in securities of any one issuer and owns no more than 10% of the outstanding voting securities of any issuer. The Funds also must invest no more than 25% of the value of their total assets in securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer or of two or more issuers that the Funds control and are engaged in the same, similar or related trades or businesses or, collectively, in the securities of certain publicly traded partnerships. These limits apply only as of the close of each quarter of the Funds' taxable year. These Federal tax diversification requirements may change in the future without shareholder approval.

WHEN WILL THE PROPOSAL BE IMPLEMENTED?

     The Board anticipates that this proposal, if approved, will be effective on or about August 31, 2009, upon appropriate disclosure being made in the Funds' Prospectuses and Statement of Additional Information.

WHAT IS THE BOARD'S RECOMMENDATION ON THE PROPOSAL?

     At in-person meetings held on June 16-17, 2009, the Board for the Funds considered the recommendation of Invesco Aim to change the Funds' sub-classification under the 1940 Act to a non-diversified company and to eliminate the Funds' related fundamental investment restriction. The Board considered all relevant factors, including the potential impact of the proposal on the Funds. Following its consideration of these matters, the Board unanimously approved the proposed change in the Funds' sub-classification to "non-diversified" and the elimination of the Funds' related fundamental investment restriction.

     The Board, including the independent trustees of the Board, unanimously recommends that you vote "FOR" the proposal.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, Invesco Aim, INVESCO Funds Group, Inc. ("IFG"), Invesco Aim Distributors, Inc. ("Invesco Aim Distributors") and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain AIM Funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, Invesco Aim, Invesco Aim Distributors and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Funds' public filings with the Securities and Exchange Commission and on Invesco Aim's internet website at http://www.invescoaim.com.

                             ADDITIONAL INFORMATION

WHO IS THE FUNDS' INVESTMENT ADVISER AND ADMINISTRATOR?

     Invesco Aim Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Funds.

WHO ARE THE FUNDS' CURRENT SUB-ADVISERS?

     The following affiliates of the advisor (collectively, the "affiliated sub-advisors") serve as sub-advisors to the Funds and may be appointed by the advisor from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds:

     Invesco Asset Management Deutschland GmbH, located at An der Welle 5, 1st Floor, Frankfurt, Germany 60322.

     Invesco Asset Management Limited, located at 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

     Invesco Asset Management (Japan) Limited, located at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.

     Invesco Australia Limited, located at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia.

     Invesco Global Asset Management (N.A.), Inc., located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

     Invesco Hong Kong Limited, located at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.

     Invesco Institutional (N.A.), Inc., located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

     Invesco Senior Secured Management, Inc., located at 1166 Avenue of the Americas, New York, New York 10036.

     Invesco Trimark Ltd., located at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7.

     It is anticipated that, on or about the end of the fourth quarter of 2009, Invesco Aim and Invesco Global Asset Management (N.A.), Inc. will be merged into Invesco Institutional (N.A.), Inc., which will be renamed Invesco Advisers, Inc. The combined entity will serve as the Funds' investment adviser. Invesco Advisers, Inc. will provide substantially the same services as are currently provided by the three existing separate entities. Further information about this merger will be posted on http://www.invescoaim.com on or about the closing date of the transaction and will be available in the Funds' Statement of Additional Information.

WHO IS THE FUNDS' PRINCIPAL UNDERWRITER?

     Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund.

HOW MANY SHARES OF THE FUNDS DOES MANAGEMENT OWN?

     To the best knowledge of the Trust, as of July 16, 2009, no trustee or executive officer of the Trust owned shares of beneficial interest of any class of AIM Independence Now Fund, AIM Independence 2010 Fund, AIM Independence 2020 Fund, AIM Independence 2030 Fund, AIM Independence 2040 Fund and AIM Independence 2050 Fund.

DOES ANYONE OWN MORE THAN 5% OF A FUND?

     A list of the name, address and percent ownership of each person who, as of July 16, 2009, to the knowledge of the Trust owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit B.

HOW MANY COPIES OF THE PROXY STATEMENT WILL I RECEIVE IF I SHARE MY MAILING ADDRESS WITH ANOTHER SECURITY HOLDER?

     Unless we have been instructed otherwise, we are delivering only one proxy statement to multiple shareholders sharing the same address. We will however, upon written or oral request, promptly deliver a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was delivered. You may direct this request to Invesco Aim Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or call (800) 959-4246 for requesting additional proxy statements.

                                                                       EXHIBIT A

                SHARES OF THE FUNDS OUTSTANDING ON JULY 16, 2009

                                                                   NUMBER OF SHARES
                                                                    OUTSTANDING ON
NAME OF FUND (CLASS)                                                 JULY 16, 2009
--------------------                                               ----------------
AIM Independence Now Fund
Class A..........................................................      130,425.523
Class B..........................................................       44,606.633
Class C..........................................................       24,484.632
Class R..........................................................       29,860.008
Class Y..........................................................        2,089.983
Institutional Class..............................................        5,775.250
AIM Independence Now 2010 Fund
Class A..........................................................      501,649.657
Class B..........................................................       46,057.861
Class C..........................................................      139,766.592
Class R..........................................................      108,317.970
Class Y..........................................................        9,549.547
Institutional Class..............................................        1,282.164
AIM Independence Now 2020 Fund
Class A..........................................................    1,080,267.091
Class B..........................................................      224,116.507
Class C..........................................................      210,593.421
Class R..........................................................      240,600.490
Class Y..........................................................        1,734.639
Institutional Class..............................................        1,262.237
AIM Independence Now 2030 Fund
Class A..........................................................      728,825.143
Class B..........................................................      280,841.144
Class C..........................................................      221,053.815
Class R..........................................................      409,186.679
Class Y..........................................................        8,530.527
Institutional Class..............................................        1,296.422
AIM Independence Now 2040 Fund
Class A..........................................................      456,035.192
Class B..........................................................       95,960.823
Class C..........................................................      148,386.395
Class R..........................................................      175,091.082
Class Y..........................................................       11,006.117
Institutional Class..............................................        1,438.479
AIM Independence Now 2050 Fund
Class A..........................................................      278,149.986
Class B..........................................................       53,991.552
Class C..........................................................       66,887.214
Class R..........................................................       91,591.476
Class Y..........................................................        9,082.693
Institutional Class..............................................        2,801.437

                                                                       EXHIBIT B

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 16, 2009, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                       Number                                                               Number
                                         of        Percent                                                    of        Percent
                                       Shares      of Class                                                 Shares      of Class
Name of Fund and Name and             Owned of     Owned of   Name of Fund and Name and                    Owned of     Owned of
Address of Record Owner     Class      Record     Record(1)   Address of Record Owner         Class         Record     Record(1)
-------------------------  -------   ----------   ---------   -------------------------   -------------   ----------   ---------
AIM INDEPENDENCE NOW FUND
American Enterprise        Class A    8,655.365      6.64%    Merrill Lynch Pierce           Class C       1,851.876       7.56%
Investment Svcs                                               Fenner & Smith
PO Box 9446                                                   FBO The Sole Benefit of
Minneapolis, MN 55474-                                        Customers
0001                                                          Attn:  Fund
                                                              Administration
                                                              4800 Deer Lake Dr East
                                                              2(nd) Floor
                                                              Jacksonville, FL 32246-
                                                              6484
INTC Cust IRA              Class A    8,775.044      6.73%    Pershing LLC                   Class C      11,676.595      47.69%
Ronald O Harding                                              1 Pershing Plz
IRA Plan 01/27/92                                             Jersey City, NJ 07399-
2008 Berry Roberts Dr                                         0001
Sun City, FL 33573-6104
John A Solak               Class A    6,588.685      5.05%    UBS Financial Services         Class C       1,798.168       7.34%
9 Sweet Haven Ln                                              Inc. FBO
Harpswell, ME 04079-3856                                      Jones Pharmacy Inc.
                                                              c/o Thomas Jones
                                                              730 N 6th St
                                                              PO Box 820
                                                              Chariton, IA 50049-0820
NFS LLC FBO                Class A    8,219.754      6.30%    AIM Advisors, Inc.             Class R       5,702.429      19.10%
Prudential Bank & Trust                                       Attn:  Corporate
FSB IRA R/O                                                   Controller
FBO Jonnie Faye Williams                                      1360 Peachtree ST NE
7858 E Independence                                           Atlanta, GA 30309-3283
Street
Tulsa, OK 74115-6918
NFS LLC FBO                Class A    6,546.272      5.02%    CC Jensen Inc                  Class R       3,025.145      10.13%
NFS/FMTC IRA                                                  401(k) Plan
FBO Dennis Dugan                                              Knud E Hansen Trustee
59 Hearthstone Blvd                                           1555 Senoia Road Suite A
Pemberton, NJ 08068-1559                                      Tyrone, GA 30290-1682
State Street Bank & Trust  Class A   18,927.442     14.51%    MG Trustco Cust FBO            Class R       2,321.225       7.77%
Co                                                            Streamline Waterproofing
FBO ADP/MSDW Alliance                                         401K Pl
Westwood, MA 02090                                            700 17th Street Suite 300
                                                              Denver, CO 80202-3531
AIM Advisors, Inc.         Class B    5,631.087     12.62%    MG Trustco Cust FBO            Class R       1,532.564       5.13%
Attn: Corporate                                               USFalcon Inc 401K Pl
Controller                                                    700 17th Street Suite 300
1360 Peachtree ST NE                                          Denver, CO 80202-3531
Atlanta, GA 30309-3283
American Enterprise        Class B    2,354.017      5.28%    State Street Bank & Trust      Class R      11,123.476      37.25%
Investment Svcs                                               Co
PO Box 9446                                                   FBO ADP/MSDW Alliance
Minneapolis, MN 55474-                                        Westwood, MA 02090
0001
Raymond James & Assoc      Class B   15,108.993     33.87%    Sysmove Inc                    Class R       3,038.216      10.17%
Inc. CSDN                                                     401(k) Plan
FBO David P Darsney IRA                                       Jeffrey C Jones Trustee
R/O                                                           1104 Beverly Dr
1815 N Scott St                                               Richmond, VA 23229-5822
Wilmington, DE 19806-2317
Raymond James & Assoc      Class B    3,134.672      7.03%    AIM Advisors, Inc.             Class Y       1,250.267      59.82%
Inc. CSDN                                                     Attn:  Corporate
FBO Glennard E Frederick                                      Controller
IRA                                                           1360 Peachtree ST NE
144 Littleton Rd                                              Atlanta, GA 30309-3283
Harvard, MA 01451-1426

                                       Number                                                               Number
                                         of        Percent                                                    of        Percent
                                       Shares      of Class                                                 Shares      of Class
Name of Fund and Name and             Owned of     Owned of   Name of Fund and Name and                    Owned of     Owned of
Address of Record Owner     Class      Record     Record(1)   Address of Record Owner         Class         Record     Record(1)
-------------------------  -------   ----------   ---------   -------------------------   -------------   ----------   ---------
Raymond James & Assoc      Class B    3,393.045      7.61%    INTC Cust IRA FBO              Class Y         839.716      40.18%
Inc. CSDN                                                     Karin S Noack
FBO Stephen F Lumley IRA                                      12027 Meadowdale Dr
R/O                                                           Meadows Place, TX 77477-
4 Iroquois Ave                                                1511
Andover, MA 01810-5508
Ridge Clearing &           Class B    3,961.819      8.88%    AIM Advisors, Inc.          Institutional    5,775.250     100.00%
Outsourcing                                                   Attn:  Corporate                Class
2 Journal Sq Plaza                                            Controller
Jersey City, NJ 07306-                                        1360 Peachtree ST NE
4001                                                          Atlanta, GA 30309-3283
AIM Advisors, Inc.         Class C    5,631.234     23.00%
Attn: Corporate
Controller
1360 Peachtree ST NE
Atlanta, GA 30309-3283


--------

   (1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                  Number                                                                Number
Name of Fund and                    of        Percent    Name of Fund and                                 of        Percent
Name and                          Shares      of Class   Name and                                       Shares      of Class
Address of Record                Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class      Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   ----------   ---------   --------------------   -------------------   ----------   ---------
AIM INDEPENDENCE
  2010 FUND
Consolidated          Class A   32,162.628      6.41%    LPL Financial                Class C         10,330.124       7.39%
Radiology Complex                                        Services
CSP                                                      9785 Towne Centre Dr
Defined Benefit                                          San Diego, CA 92121-
Pension Plan                                             1968
Ave Gautier Benitez
#202 Suite 004
Caguas, PR 00725
Merrill Lynch Pierce  Class A   95,906.159     19.12%    Pershing LLC                 Class C          9,053.787       6.48%
Fenner & Smith                                           1 Pershing Plz
FBO The Sole Benefit                                     Jersey City, NJ
of Customers                                             07399-0001
Attn: Fund
Administration
4800 Deer Lake Dr
East (2nd) Floor
Jacksonville, FL
32246-6484
State Street Bank &   Class A   97,609.666     19.46%    Software Sciences            Class C         12,718.111       9.10%
Trust Co FBO                                             Group Inc.
ADP/MSDW Alliance                                        401(k) Plan
Westwood, MA 02090                                       William A Wolfe
                                                         Trustee
                                                         1919 Woodfield Dr
                                                         Jamison, PA 18929-
                                                         1442
First Clearing LLC    Class B    3,180.848      6.91%    Wells Fargo                  Class C          8,806.565       6.30%
George T Crandall                                        Investments LLC
R/O IRA                                                  FBO Customer
FCC as Custodian                                         Accounts
32 Mayflower Dr                                          Attn:  Mutual Fund
Trumbull, CT 06611-                                      Operations
5503                                                     625 Marquette Ave Fl
                                                         13
                                                         Minneapolis, MN
                                                         55402-2323
INTC Cust IRA         Class B    2,400.091      5.21%    Alice Southern               Class R          7,780.247       7.18%
FBO Beth E Sheehan                                       Equipment Service I
7 Lilac Ct                                               401(k) Plan
Walpole, MA 02081-                                       Ivan Shay Pierce Jr
3610                                                     Trustee
                                                         103 Leigh St
                                                         Alice, TX 78332-9709
INTC Cust IRA R/O     Class B    2,392.636      5.19%    Merrill Lynch Pierce         Class R         13,688.455      12.64%
FBO Charmaine                                            Fenner & Smith
Calvino                                                  FBO The Sole Benefit
13002 S Avenue O                                         of Customers
Chicago, IL 60633-                                       Attn:  Fund
1310                                                     Administration
                                                         4800 Deer Lake Dr
                                                         East (2nd) Floor
                                                         Jacksonville, FL
                                                         32246-6484
INTC Cust SEP IRA     Class B    4,130.765      8.97%    MG Trust Company             Class R         36,085.862      33.31%
Arkady Romm LLC FBO                                      Cust FBO
Arkady Romm                                              Michael G Behnan
17 Charles Ln                                            Retplan
Cherry Hill, NJ                                          700 17th Street
08003-1415                                               Suite 300
                                                         Denver, CO 80202-
                                                         3531

                                  Number                                                                Number
Name of Fund and                    of        Percent    Name of Fund and                                 of        Percent
Name and                          Shares      of Class   Name and                                       Shares      of Class
Address of Record                Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class      Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   ----------   ---------   --------------------   -------------------   ----------   ---------
INTC                  Class B    2,689.759      5.84%    MG Trust Company             Class R          6,333.445       5.85%
GPI Corporation                                          Cust FBO
MaryAnn P Schmidt                                        USFalcon Inc. 401k
7206 Wall St                                             Pl
Schofield, WI 54476-                                     700 17th Street
4828                                                     Suite 300
                                                         Denver, CO 80202-
                                                         3531
INTC Hoffmann Constr  Class B    2,552.118      5.54%    MG Trustco TTEE              Class R         18,660.148      17.23%
of Murray                                                R A Hair Em 401k Pl
County                                                   700 17th Street
Edward J Hoffmann                                        Suite 300
2851 Juniper Ave                                         Denver, CO 80202-
Slayton, MN 56172-                                       3531
1439
LPL Financial         Class B    2,500.526      5.43%    AIM Advisors, Inc.           Class Y          1,195.116      12.51%
Services                                                 Attn:  Corporate
9785 Towne Centre Dr                                     Controller
San Diego, CA 92121-                                     1360 Peachtree ST NE
1968                                                     Atlanta, GA 30309-
                                                         3283
Pershing LLC          Class B    3,423.258      7.43%    INTC Cust IRA FBO            Class Y          3,626.226      37.97%
1 Pershing Plz                                           Mark Henry Ramsey
Jersey City, NJ                                          4864 Evergreen St
07399-0001                                               Orange, TX 77630-
                                                         8923
Raymond James &       Class B    5,006.949     10.87%    INTC Cust Roth IRA           Class Y          2,237.827      23.43%
Assoc Inc. CSDN                                          FBO
FBO Cheryl Bosse                                         Mary Ann Rucker
Watson IRA                                               1335 Beaver Bend Rd
456 N Broadway                                           Houston, TX 77088-
Haverhill, MA 01832-                                     2020
1220
UMB Bank NA Cust FBO  Class B    2,847.326      6.18%    INTC Cust Roth IRA           Class Y          2,237.827      23.43%
Greencastle-Antrim                                       FBO
FBO Thomas A Dracz                                       Richard Charles
8867 Larry Dr                                            Rucker
Greencastle, PA                                          1335 Beaver Bend Rd
17225-9714                                               Houston, TX 77088-
                                                         2020
Honohan Consulting    Class C   13,357.274      9.56%    AIM Advisors, Inc.     Institutional Class    1,282.164     100.00%
LLC                                                      Attn:  Corporate
Thomas Honohan                                           Controller
11 Glendale Rd                                           1360 Peachtree ST NE
Madison, NJ 07940-                                       Atlanta, GA 30309-
1408                                                     3283


--------

   (1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   Number                                                                Number
Name of Fund and                     of        Percent    Name of Fund and                                 of        Percent
Name and                           Shares      of Class   Name and                                       Shares      of Class
Address of Record                 Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class       Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   -----------   ---------   --------------------   -------------------   ----------   ---------
AIM INDEPENDENCE
  2020 FUND
Pershing LLC          Class A    60,733.490      5.62%    Meredith Shearer             Class R         25,787.311      10.72%
1 Pershing Plz                                            Associates LLC
Jersey City, NJ                                           401(k) Plan
07399-0001                                                Meredith Shaerer
                                                          Trustee
                                                          4799 Olde Towne Pkwy
                                                          Ste 100
                                                          Marietta, GA 30068-
                                                          4399
State Street Bank &   Class A   274,098.362     25.37%    Merrill Lynch Pierce         Class R         24,269.458      10.09%
Trust Co                                                  Fenner & Smith
FBO ADP/MSDW                                              FBO The Sole Benefit
Alliance                                                  of Customers
Westwood, MA 02090                                        Attn:  Fund
                                                          Administration
                                                          4800 Deer Lake Dr
                                                          East (2nd) Floor
                                                          Jacksonville, FL
                                                          32246-6484
INTC                  Class B    13,633.556      6.08%    MG Trust Company             Class R         42,428.807      17.63%
Munro Furniture                                           Cust FBO
Douglas Kenneth                                           USFalcon Inc. 401k
Munro                                                     Pl
154 So Valley View                                        700 17th Street
Pl                                                        Suite 300
Anaheim, CA 92807-                                        Denver, CO 80202-
3516                                                      3531

                                   Number                                                                Number
Name of Fund and                     of        Percent    Name of Fund and                                 of        Percent
Name and                           Shares      of Class   Name and                                       Shares      of Class
Address of Record                 Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class       Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   -----------   ---------   --------------------   -------------------   ----------   ---------
INTC                  Class B    11,668.807      5.21%    MG Trustco TTEE              Class R         43,106.584      17.92%
Saint Louis Variety                                       R A Hair Em 401k Pl
Club                                                      700 17th Street
Jan Morak Albus                                           Suite 300
10 Country Aire                                           Denver, CO 80202-
St. Louis, MO 63131-                                      3531
2318
Pershing LLC          Class B    14,960.397      6.68%    State Street Bank &          Class R         31,163.131      12.95%
1 Pershing Plz                                            Trust Co
Jersey City, NJ                                           FBO ADP/MSDW
07399-0001                                                Alliance
                                                          Westwood, MA 02090
UMB Bank NA Cust FBO  Class B    13,321.789      5.94%    AIM Advisors, Inc.           Class Y          1,269.396      73.18%
Bethlehem Area SD                                         Attn:  Corporate
403b                                                      Controller
FBO Deborah I Haas                                        1360 Peachtree ST NE
541 Chelsea Ln                                            Atlanta, GA 30309-
Allentown, PA 18104-                                      3283
4412
Merrill Lynch         Class C    25,945.335     12.32%    INTC Cust IRA R/O            Class Y            465.243      26.82%
Security                                                  FBO Victoria L Brown
4800 Deer Lake Dr E                                       1 Lily Ct
Jacksonville, FL                                          Yorktown Hts, NY
32246-6484                                                10598-2533
Jay J Dennis MD PA    Class R    17,864.398      7.42%    AIM Advisors, Inc.     Institutional Class    1,262.237     100.00%
401(k) Plan                                               Attn:  Corporate
Karen Dennis Trustee                                      Controller
4550 N Hills Dr                                           1360 Peachtree ST NE
Hollywood, FL 33021-                                      Atlanta, GA 30309-
1703                                                      3283


--------

   (1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                   Number                                                                     Number
Name of Fund and                     of        Percent                                                          of        Percent
Name and                           Shares      of Class   Name of Fund and Name                               Shares      of Class
Address of Record                 Owned of     Owned of   and                                                Owned of     Owned of
Owner                  Class       Record     Record(1)   Address of Record Owner            Class            Record     Record(1)
-----------------     -------   -----------   ---------   ------------------------   --------------------   ----------   ---------
AIM INDEPENDENCE
  2030 FUND
State Street Bank &   Class A   195,790.172     26.86%    MG Trustco TTEE                   Class R         53,559.492      13.09%
Trust Co                                                  R A Hair Em 401k Pl
FBO ADP/MSDW                                              700 17th Street Suite
Alliance                                                  300
Westwood, MA 02090                                        Denver, CO 80202-3531
Steven Amato DDS      Class B    22,066.259      7.86%    MG Trustco Cust FBO               Class R         26,182.526       6.40%
Steve Amato                                               Soloman Friedman
526 Candlelight Ct                                        Advertising 401K P
Manitowoc, WI 54220-                                      700 17th Street Suite
8744                                                      300
                                                          Denver, CO 80202-3531
Merrill Lynch Pierce  Class C    35,635.735     16.12%    State Street Bank &               Class R         38,010.555       9.29%
Fenner & Smith                                            Trust Co
FBO The Sole Benefit                                      FBO ADP/MSDW Alliance
of Customers                                              Westwood, MA 02090
Attn: Fund
Administration
4800 Deer Lake Dr
East 2(nd) Floor
Jacksonville, FL
32246-6484
Pershing LLC          Class C    14,045.416      6.35%    AIM Advisors, Inc.                Class Y          1,335.157      15.65%
1 Pershing Plz                                            Attn:  Corporate
Jersey City, NJ                                           Controller
07399-0001                                                1360 Peachtree ST NE
                                                          Atlanta, GA 30309-3283
Alice Southern        Class R    65,975.405     16.12%    David A Maggi                     Class Y          1,165.773      13.67%
Equipment Service I                                       2006 Mason St
401(k) Plan                                               Houston, TX 77006-2106
Ivan Shay Pierce Jr
Trustee
103 Leigh St
Alice, TX 78332-9709

                                   Number                                                                     Number
Name of Fund and                     of        Percent                                                          of        Percent
Name and                           Shares      of Class   Name of Fund and Name                               Shares      of Class
Address of Record                 Owned of     Owned of   and                                                Owned of     Owned of
Owner                  Class       Record     Record(1)   Address of Record Owner            Class            Record     Record(1)
-----------------     -------   -----------   ---------   ------------------------   --------------------   ----------   ---------
Merrill Lynch Pierce  Class R    74,640.239     18.24%    INTC Cust Ira R/O                 Class Y          6,029.597      70.68%
Fenner & Smith                                            FBO Kevin R Moulton
FBO The Sole Benefit                                      3515 Oakwood Ave
of Customers                                              Charlotte, NC 28205-1229
Attn: Fund
Administration
4800 Deer Lake Dr
East 2(nd) Floor
Jacksonville, FL
32246-6484
MG Trust Company      Class R    33,364.785      8.15%    AIM Advisors, Inc.          Institutional Class    1,296.422     100.00%
Cust FBO                                                  Attn:  Corporate
USFalcon Inc. 401k                                        Controller
Pl                                                        1360 Peachtree ST NE
700 17th Street                                           Atlanta, GA 30309-3283
Suite 300
Denver, CO 80202-
3531


--------

   (1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                  Number                                                                Number
Name of Fund and                    of        Percent    Name of Fund and                                 of        Percent
Name and                          Shares      of Class   Name and                                       Shares      of Class
Address of Record                Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class      Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   ----------   ---------   --------------------   -------------------   ----------   ---------
AIM INDEPENDENCE
  2040 FUND
State Street Bank &   Class A   86,103.431     18.88%    Merrill Lynch Pierce         Class R         35,471.331      20.26%
Trust Co                                                 Fenner & Smith
FBO ADP/MSDW                                             FBO The Sole Benefit
Alliance                                                 of Customers
Westwood, MA 02090                                       Attn:  Fund
                                                         Administration
                                                         4800 Deer Lake Dr
                                                         East (2nd) Floor
                                                         Jacksonville, FL
                                                         32246-6484
INTC Cust IRA R/O     Class B    7,650.000      7.97%    MG Trust Company             Class R         16,449.413       9.39%
FBO Erik Thompson                                        Cust FBO
11933 N Silver Ave                                       USFalcon Inc. 401k
Mequon, WI 53097-                                        Pl
3030                                                     700 17th Street
                                                         Suite 300
                                                         Denver, CO 80202-
                                                         3531
INTC Cust Sep IRA     Class B    5,750.567      5.99%    MG Trustco TTEE              Class R          9,441.300       5.39%
Dr David Clark FBO                                       R A Hair Em 401k Pl
Rae Lee Wall 1235                                        700 17th Street
Yates Ave                                                Suite 300
Beaman, IA 50609-                                        Denver, CO 80202-
9500                                                     3531
UMB Bank, NA C/F      Class B    5,449.482      5.68%    State Street Bank &          Class R         27,781.406      15.87%
Lorence Township Boe                                     Trust Co
403b                                                     FBO ADP/MSDW
FBO Francis R                                            Alliance
Robertson Jr                                             Westwood, MA 02090
2619 Auburn Ct
Mount Laurel, NJ
08054-4235
Acute Care Health     Class C   12,351.093      8.32%    AIM Advisors, Inc.           Class Y          1,367.261      12.42%
System                                                   Attn:  Corporate
401(k) Plan                                              Controller
Daniel Czermak                                           1360 Peachtree ST NE
Trustee                                                  Atlanta, GA 30309-
300 Second Ave                                           3283
Greenwall 6
Long Branch, NJ
07740
Giga Group            Class C    9,586.978      6.46%    Brian W Seiler &             Class Y          1,708.513      15.52%
Nilimesh R Chavan                                        Kristina S Seiler
12820 Morning Park                                       TTEES Seiler Special
Cir                                                      Needs Trust
Alpharetta, GA                                           UA
30004-7325                                               DTD 04/06/2005
                                                         13518 Pebblebrook Dr
                                                         Houston, TX 77079-
                                                         6024
Itech Solutions Inc   Class C    8,529.765      5.75%    Duy K Nguyen                 Class Y          3,563.995      32.38%
401(k) Plan                                              3139 W Holcomb Blvd
Krystine Johnston                                        Houston, TX 77025-
Trustee                                                  1505
429 56th St
Des Moines, IA
50312-2049
Josh Randall MD PC    Class C   16,128.873     10.87%    INTC Cust Roth IRA           Class Y            804.419       7.31%
401(k) Plan                                              FBO
Dr. Josh Randall                                         Carter B Womack
Trustee                                                  19902 Water Point
26800 Crown Valley                                       Trl
Pkwy Ste 445                                             Kingwood, TX 77346-
Mission Viejo, CA                                        1388
92691-8026

                                  Number                                                                Number
Name of Fund and                    of        Percent    Name of Fund and                                 of        Percent
Name and                          Shares      of Class   Name and                                       Shares      of Class
Address of Record                Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class      Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   ----------   ---------   --------------------   -------------------   ----------   ---------
Merrill Lynch Pierce  Class C   18,147.100     12.23%    INTC Cust Roth IRA           Class Y          2,251.501      20.46%
Fenner & Smith                                           FBO Nealy M Chea
FBO The Sole Benefit                                     5514 Oak Falls Dr
of Customers                                             Houston, TX 77066-
Attn: Fund                                               5135
Administration
4800 Deer Lake Dr
East (2nd) Floor
Jacksonville, FL
32246-6484
Pershing LLC          Class C   11,106.253      7.48%    INTC Cust Roth IRA           Class Y          1,087.730       9.88%
1 Pershing Plz                                           FBO Tammy N Phan
Jersey City, NJ                                          2505 Fastwater Creek
07399-0001                                               Dr
                                                         Pearland, TX 77584-
                                                         3103
Alice Southern        Class R   31,934.491     18.24%    AIM Advisors, Inc.     Institutional Class    1,438.479     100.00%
Equipment Service I                                      Attn:  Corporate
401(k) Plan                                              Controller
Ivan Shay Pierce Jr                                      1360 Peachtree ST NE
Trustee                                                  Atlanta, GA 30309-
103 Leigh St                                             3283
Alice, TX 78332-9709


--------

   (1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                  Number                                                                Number
Name of Fund and                    of        Percent    Name of Fund and                                 of        Percent
Name and                          Shares      of Class   Name and                                       Shares      of Class
Address of Record                Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class      Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   ----------   ---------   --------------------   -------------------   ----------   ---------
AIM INDEPENDENCE
  2050 FUND
INTC                  Class A   15,651.333      5.63%    Johnson Recruiting           Class R          5,578.617       6.09%
Gerald Larson Ltd.                                       Inc.
Brian J Larson                                           401(k) Plan
PO Box 662                                               Dennis Johnson
Park River, ND                                           Trustee
58270-0662                                               606 Rollingbrook St
                                                         Ste 2B
                                                         Baytown, TX 77521-
                                                         4053
INTC                  Class A   16,611.438      5.97%    Merrill Lynch Pierce         Class R         14,696.390      16.05%
Gerald Larson Ltd.                                       Fenner & Smith
Mary B Snyder                                            FBO The Sole Benefit
PO Box 662                                               of Customers
Park River, ND                                           Attn:  Fund
58270-0662                                               Administration
                                                         4800 Deer Lake Dr
                                                         East (2nd) Floor
                                                         Jacksonville, FL
                                                         32246-6484
State Street Bank &   Class A   34,206.810     12.30%    MG Trust Company             Class R          5,496.820       6.00%
Trust Co                                                 Cust FBO
FBO ADP/MSDW                                             Pauls Architectural
Alliance                                                 Woodcraft Co
Westwood, MA 02090                                       700 17th Street
                                                         Suite 300
                                                         Denver, CO 80202-
                                                         3531
AIM Advisors, Inc.    Class B    2,701.141      5.00%    State Street Bank &          Class R         10,029.228      10.95%
Attn: Corporate                                          Trust Co
Controller                                               FBO ADP/MSDW
1360 Peachtree ST NE                                     Alliance
Atlanta, GA 30309-                                       Westwood, MA 02090
3283
American Enterprise   Class B    2,943.255      5.45%    AIM Advisors, Inc.           Class Y          1,404.294      15.46%
Investment Svcs                                          Attn:  Corporate
PO Box 9446                                              Controller
Minneapolis, MN                                          1360 Peachtree ST NE
55474-0001                                               Atlanta, GA 30309-
                                                         3283
INTC                  Class B    8,258.843     15.30%    INTC Cust IRA                Class Y          2,239.731      24.66%
Decatur Public Sch                                       FBO Han H Chan
Dist 61                                                  939 Colorado St Unit
Anthony G Fricano                                        12
3850 W Mt Auburn Rd                                      Houston, TX 77007-
Decatur, IL 62521-                                       7758
9309
Pershing LLC          Class B    8,333.627     15.44%    INTC Cust Roth IRA           Class Y            949.842      10.46%
1 Pershing Plz                                           FBO
Jersey City, NJ                                          Kari Lynn Kelly
07399-0001                                               20 Sierra Oaks Dr
                                                         Sugar Land, TX
                                                         77479-5898

                                  Number                                                                Number
Name of Fund and                    of        Percent    Name of Fund and                                 of        Percent
Name and                          Shares      of Class   Name and                                       Shares      of Class
Address of Record                Owned of     Owned of   Address of Record                             Owned of     Owned of
Owner                  Class      Record     Record(1)   Owner                         Class            Record     Record(1)
-----------------     -------   ----------   ---------   --------------------   -------------------   ----------   ---------
Raymond James &       Class B    3,283.562      6.08%    INTC Cust Roth IRA           Class Y          2,511.807      27.65%
Assoc Inc.                                               FBO Melanie M Badtke
FBO William M                                            8376 S Upham Way Apt
Flanagan TTEE                                            B302
U/A DTD Dec 19, 1996                                     Littleton, CO 80128-
William M Flanagan                                       6329
Trust
36 Kieran Rd
North Andover, MA
08145-4606
JNM Enterprises       Class C    6,996.110     10.46%    Patrick Fleming Cust         Class Y          1,071.275      11.79%
Jeff Myers                                               FBO Michael J Dorosk
23597 Pavilion Rd                                        UTMA/TX
Louisburg, KS 66053-                                     2342 Bastrop St
5248                                                     Houston, TX 77004-
                                                         1402
Merrill Lynch Pierce  Class C   19,192.478     28.69%    Stephen D Casaccia           Class Y            905.744       9.97%
Fenner & Smith                                           26022 Juniper Stone
FBO The Sole Benefit                                     Ln
of Customers                                             Katy, TX 77494-2614
Attn: Fund
Administration
4800 Deer Lake Dr
East (2nd) Floor
Jacksonville, FL
32246-6484
Alice Southern        Class R   26,167.291     28.57%    AIM Advisors, Inc.     Institutional Class    2,801.437     100.00%
Equipment Service I                                      Attn:  Corporate
401(k) Plan                                              Controller
Ivan Shay Pierce Jr                                      1360 Peachtree ST NE
Trustee                                                  Atlanta, GA 30309-
103 Leigh St                                             3283
Alice, TX 78332-9709


--------

   (1) The Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

IND-PROXY-1

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE NOW FUND (THE "FUND")                       PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2010 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2020 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2030 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(INVESCO AIM(SM) LOGO)
                                        FOUR EASY WAYS TO VOTE YOUR PROXY

                         INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2040 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN
1.   To approve changing the Fund's sub-classification from "diversified" to
     "non-diversified" and eliminating the Fund's related fundamental investment            [ ]     [ ]       [ ]
     restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                         FOUR EASY WAYS TO VOTE YOUR PROXY

(INVESCO AIM(SM) LOGO)   INTERNET:  Go to XXXXXXXXXXXXX and follow the online directions.
                         TELEPHONE: Call XXXXXXXXXXX and follow the simple instructions.
                         MAIL:      Vote, sign, date and return your proxy by mail.
                         IN PERSON: Vote at the Special Meeting of Shareholders.

999 999 999 999 99

AIM INDEPENDENCE 2050 FUND (THE "FUND")                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF AIM GROWTH SERIES (THE "TRUST")          PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                               HELD AUGUST 27, 2009

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sheri Morris, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on August 27, 2009, at 3:00 p.m., Central
Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES
WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE PROPOSAL.

                                                             NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET,
                                                                   PLEASE DO NOT RETURN YOUR PROXY CARD.

                                                             (ARROW)

                                                                   PROXY MUST BE SIGNED AND DATED BELOW.

                                                             Dated
                                                                   ----------------------


                                                             ------------------------------------------------------
                                                             Signature(s) (if held jointly)       (SIGN IN THE BOX)

                                                             NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                             PROXY CARD. All joint owners should sign. When signing
                                                             as executor, administrator, attorney, trustee or
                                                             guardian or as custodian for a minor, please give full
                                                             title as such. If a corporation, limited liability
                                                             company, or partnership, please sign in full entity
                                                             name and indicate the signer's position with the
                                                             entity.

                                                                                     (ARROW)

*--+

                                                             (ARROW)   PLEASE FILL IN BOX AS SHOWN USING BLACK OR
                                                                       BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                                       PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

                                                                                            FOR   AGAINST   ABSTAIN

1.   To approve changing the Fund's sub-classification from "diversified" to                [ ]     [ ]       [ ]
     "non-diversified" and eliminating the Fund's related fundamental investment restriction on diversification.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.